Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.5590%



        Excess Protection Level
          3 Month Average 5.90%
          April, 2000 5.52%
          March, 2000  5.97%
          February, 2000 6.22%


        Cash Yield18.08%


        Investor Charge Offs 4.70%


        Base Rate 7.86%


        Over 30 Day Delinquency 4.72%


        Seller's Interest10.74%


        Total Payment Rate13.82%


        Total Principal Balance$52,271,464,953.72


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,612,664,435.23